UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 3, 2005


                          PENDER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

   Delaware                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            60 Columbia Way, Suite 300, Markham, Ontario, L3R 0C9
                  (Address of principal executive offices)

                               (905) 415-5016
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 3, 2005, Pender International Inc. ("the Company") was notified that Beckstead and Watts, LLP (the "Former Auditor") had resigned as the Company's principal independent auditor, effective March 3, 2005 as they would be unable to complete the audit for the fiscal year ended December 31, 2004 in a timely manner. The letter of resignation is filed hereto as Exhibit 16.1. In lieu of the resignation, the Company's board of directors resolved to appoint
SF Partnership, LLP as the Company's principal independent auditor and that SF Partnership, LLP will perform the audit for the fiscal year ended
December 31, 2004.

The Former Auditor's reports on the Company's financial statements for each of the years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principals. The Former Auditors commented to the going concern of the Company noting that the continuation of the Company would be dependant upon obtaining additional financing to sustain its operations and achieve future profitability. The Former Auditor also stated that in the event that the Company could not obtain the necessary funding it would be unlikely that the Company would be able to continue as a going concern.

In connection with the audits for the years ended December 31, 2003 and December 31, 2002, and the subsequent interim period prior to the date of resignation, there were no disagreements with the Former Auditor on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Auditor, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years (as discussed in Regulation S-B, Item 304(a)(1)(iv))

The Company has engaged the firm of SF Partnership, LLP (the "New Auditor") as its principal independent auditor effective March 4, 2005, to act as its independent auditor for the fiscal year ending December 31, 2004. During the two most recent fiscal years and the interim period preceding the appointment of the New Auditor, the Company has not consulted the New Auditor regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor advice was provided to the Company that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting of financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-B, Item 304(a)(1)(iv)).

The Company has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.2.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
--------------  -----------
16.1            Letter of resignation from Beckstead and Watts, LLP
16.2            Letter of agreement from Beckstead and Watts, LLP

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Pender International, Inc.
                                                    (Registrant)


                                                    /s/ Kalson G.H. Jang
                                                    --------------------------
                                                    Kalson G.H. Jang
                                                    Chairman and Director
                                                    (Duly Authorized Officer)

                                                    Date: March 18, 2005


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